UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2021

NeuroBo Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37809	47-2389984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Berkeley Street, Office 19th Floor

Boston, Massachusetts 02116

(Address of principal executive offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 702-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NRBO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On January 18, 2021, NeuroBo Pharmaceuticals, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional and accredited investors (the “Purchasers”), pursuant to which the Company, in a private placement (the “Private Placement”), agreed to issue and sell an aggregate of 2,500,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $4.00 per share, and warrants to purchase an aggregate of 2,500,000 shares of Common Stock (the “Warrants”), resulting in total gross proceeds to the Company of $10.0 million, before deducting placement agent fees and offering expenses. The Warrants have an initial exercise price of $6.03 per share. The Private Placement closed on January 21, 2021.

In connection with the Private Placement, the Company agreed to file a registration statement with the Securities and Exchange Commission (“SEC”) covering the resale of the Shares and the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”). The Company has agreed to file such registration statement no later than January 25, 2021.

The Warrants are exercisable beginning six months following the date of issuance and will expire five and one-half years following such date. Prior to expiration, subject to the terms and conditions set forth in the Warrants and assuming a registration statement covering the Warrant Shares is effective, the holders of such Warrants may exercise the Warrants for Warrant Shares by providing notice to the Company and paying the exercise price per share for each share so exercised.

In connection with the Private Placement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers, pursuant to which, among other things, the Company is required to prepare and file with the SEC one or more registration statements to register for resale the Shares sold in the Private Placement and the Warrant Shares underlying the Warrants by January 25, 2021. The Company is required to use best efforts to have such registration statement(s) (collectively, the “Registration Statement”) declared effective as promptly as possible thereafter, and in any event no later than 60 days following January 21, 2021, or, in the event of a “full review” by the SEC, 90 days following January 21, 2021.

Pursuant to the Purchase Agreement, the Company agreed for a period beginning on the date of execution of the Purchase Agreement and ending 30 days following the date that the Registration Statement is declared effective not to issue, enter into an agreement to issue or announce the issuance or proposed issuance of the Warrant Shares or any other securities convertible into, or exercisable or exchangeable for, Warrant Shares or file any registration statement or any amendment or supplement thereto, in each case other than as contemplated pursuant to the Registration Rights Agreement.

The Company intends to use the net proceeds from the Private Placement for working capital, capital expenditures and general corporate purposes. The Company has granted the Purchasers indemnification rights with respect to its representations, warranties and agreements under the Purchase Agreement. The foregoing summary description of the Warrant, Registration Rights Agreement, and Purchase Agreement do not purport to be complete and is qualified in its entirety by reference to the forms of Warrant and Purchase Agreement, which are attached as Exhibits 4.1, 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

H.C. Wainwright & Co., LLC (the “Placement Agent”) acted as the exclusive placement agent for the Company in connection with the Private Placement. The Company expects to pay fees of approximately $700,000 in the aggregate to the Placement Agent. Subject to certain conditions, the Company has also agreed to pay certain expenses of the Placement Agent.

The representations, warranties and covenants contained in the Purchase Agreement and the Warrants were made solely for the benefit of the parties to the Purchase Agreement and the Warrants and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement and form of Warrant are incorporated herein by reference only to provide investors with information regarding the terms of such documents and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Securities and Exchange Commission.

Item 3.02 Unregistered Sales of Equity Securities.

As described more fully in Item 1.01 above, which description is hereby incorporated by reference into this Item 3.02, the Company agreed to issue Shares and Warrants to the Purchasers, all of whom are accredited investors, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The Company will rely on this exemption from registration based in part on representations made by the Purchasers. The Shares, Warrants, and Warrant Shares have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements. Neither this Current Report on Form 8-K nor any exhibit attached hereto shall constitute an offer to sell or the solicitation of an offer to buy the Warrants, Shares or any other securities of the Company.

Item 8.01 Other Events.

On January 19, 2021, the Company issued a press release announcing the pricing of the Private Placement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

On January 21, 2021, the Company issued a press release announcing the closing of the Private Placement. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description

4.1	Form of Warrant
10.1	Form of Securities Purchase Agreement(1)
10.2	Form of Registration Rights Agreement
99.1	Press Release, dated January 19, 2021
99.2	Press Release, dated January 21, 2021

(1) Schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish any omitted schedules or exhibits upon the request of the Securities and Exchange Commission. A list of the omitted schedules and exhibits to this agreement is as follows: Exhibit A: Registration Rights Agreement; Exhibit B: Form of Warrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEUROBO PHARMACEUTICALS, INC.

Date: January 21, 2021	By:	/s/ Richard Kang
Richard Kang
President and Chief Executive Officer